                                                                      Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.






                                       /s/ Jackson H. Randolph
                                       -----------------------
                                       Jackson H. Randolph

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of PSI Energy, Inc., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.





                                       /s/ Vicky A. Bailey
                                       -------------------
                                       Vicky A. Bailey

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.






                                       /s/ Dudley S. Taft
                                       ------------------
                                       Dudley S. Taft

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 20th day of February, 2001.





                                       /s/ Philip R. Sharp
                                       -------------------
                                       Philip R. Sharp

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.






                                       /s/ John J. Schiff, Jr.
                                       -----------------------
                                       John J. Schiff, Jr.

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.






                                       /s/ Mary L. Schapiro
                                       --------------------
                                       Mary L. Schapiro

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.






                                       /s/ Thomas E. Petry
                                       -------------------
                                       Thomas E. Petry

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 19th day of February, 2001.






                                       /s/ George C. Juilfs
                                       --------------------
                                       George C. Juilfs

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.






                                       /s/ Phillip R. Cox
                                       ------------------
                                       Phillip R. Cox

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 22nd day of February, 2001.





                                       /s/ John A. Hillenbrand II
                                       --------------------------
                                       John A. Hillenbrand II

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 19th day of February, 2001.





                                       /s/ Michael G. Browning
                                       -----------------------
                                       Michael G. Browning

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 24th day of February, 2001.





                                       /s/ James K. Baker
                                       ------------------
                                       James K. Baker

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of The Cincinnati Gas & Electric Company and The Union Light, Heat and Power Company, the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2001.





                                       /s/ James L. Turner
                                       -------------------
                                       James L. Turner

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James E. Rogers, R. Foster Duncan, Charles J. Winger, and each of them, with full power to act without the other, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of The Cincinnati Gas & Electric Company, the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 2000, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 22nd day of February, 2001.





                                       /s/ J. Joseph Hale, Jr.
                                       -----------------------
                                       J. Joseph Hale, Jr.